UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549

                           FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report : October 2, 1996
(Date of earliest event reported) (September 27, 1996)

               Dynacq International, Inc.
(Exact Name of Registrant as specified in its Charter)

               Nevada
(State or Other Jurisdiction of Incorporation)

     0-20554                          76-0375477
(Commission File Number)   (IRS Employer Identification Number)

10304 Interstate 10 East, Suite 369
Houston, Texas                                    77029
(Address of principal Executive Offices)        (Zip Code)

(713)673-6432
(Registrant's Telephone Number, Including Area Code)

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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            N/A

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            N/A

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            N/A

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective September 27, 1996, the client-auditor relationship between Dynacq International, Inc. and the auditing firm of Bateman, Blomstrom & Co. ceased. There were no disagreements on any matter of accounting principles or practices, financial statement presentation or disclosure, or auditing scope or procedures during the year ended August 31, 1995.

(a)(1)(i) The former certifying accountant was dismissed by the Registrant effective September 27, 1996.

(a)(1)(ii) The independent accountants' report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion.

(a)(1)(iii) The decision to change certifying accountants was recommended and approved by the Registrant's board of directors.

(a)(1)(iv)(A) There were no disagreements with the former independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(a)(2) Effective September 27, 1996, the Registrant engaged the accounting firm of Wood, Harper & Associates, P.C. as their new principal certifying accountant.

ITEM 5.   OTHER EVENTS

          N/A

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          N/A

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

           The exhibits required by Form 8-K, Item 4 will be submitted at a later date.

ITEM 8.  CHANGES IN REGISTRANT'S FISCAL YEAR

         N/A

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                         SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 2, 1996               Dynacq International, Inc.

                                    Philip Chan

                                    Philip Chan, Chief Financial Officer

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